SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

March 28, 2003

Date of Report (Date of earliest event reported)

PAN PACIFIC RETAIL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13243	33-0752457
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1631-B South Melrose Dr., Vista, CA (Address of principal executive offices)	92083 (Zip Code)

(760) 727-1002

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On January 17, 2003, Pan Pacific Retail Properties, Inc. (the “Company”) completed its acquisition of Center Trust, Inc., a Maryland corporation (“Center Trust”).

The Company is filing this Current Report on Form 8-K to file pro forma financial information for the Company and Center Trust as of December 31, 2002 as well as to file a table providing certain summary information regarding properties and tenants of the Company as of March 28, 2003.

2

PAN PACIFIC RETAIL PROPERTIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated balance sheet as of December 31, 2002 is presented as if the merger of MB Acquisition, Inc., a Maryland corporation and a wholly-owned subsidiary of Pan Pacific Retail Properties, Inc., a Maryland corporation, with and into Center Trust, Inc., a Maryland corporation, with Center Trust surviving the merger as a wholly-owned subsidiary of Pan Pacific, had occurred on December 31, 2002. The unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2002 is presented as if the merger had occurred on January 1, 2002.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the annual reports on Form 10-K for the year ended December 31, 2002, which include consolidated financial statements of Center Trust and Pan Pacific, including the notes thereto. The unaudited pro forma condensed consolidated financial statements do not purport to represent Pan Pacific’s financial position as of December 31, 2002 or the results of operations for the year ended December 31, 2002 that would actually have occurred had the merger of Center Trust into Pan Pacific been completed on the dates indicated in the preceding paragraph, or to project Pan Pacific’s financial position or results of operations as of any future date or for any future period.

Pan Pacific Retail Properties, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of December 31, 2002

(In thousands)

	Pan Pacific Retail Properties, Inc. Historical	Center Trust Historical	Pro Forma Merger Adjustments		Pan Pacific Pro Forma

ASSETS:
Operating properties, net	$1,306,033	$544,071	$35,971	(B)	$1,886,075
Investments in unconsolidated entities	9,050	—	—		9,050
Cash, restricted cash and cash equivalents	1,284	21,566	(8,527	)(D)	14,323
Accounts receivable	29,309	11,203	(4,164	)(C)	36,348
Notes receivable	15,891	—	—		15,891
Prepaid expenses, deferred lease commissions and other assets	62,673	18,689	(11,578	)(C)	65,706
			(4,078	)(C)

	$1,424,240	$595,529	$7,624		$2,027,393

LIABILITIES AND EQUITY:
Notes payable	$239,541	$208,687	—		$448,228
Senior notes, net	428,677	—	—		428,677
Line of credit payable	66,000	112,048	2,590	(D)	180,638
			(114,638	)(E)
			114,638	(E)
Other secured debt	—	36,000	—		36,000
Accounts payable, accrued expenses and other liabilities	25,583	16,772	7,354	(A)	49,709
Other comprehensive loss liability	—	5,871	—		5,871

	759,801	379,378	9,944		1,149,123
Minority interests	15,804	11,308	134	(B)	27,168
			(78	)(F)

Equity:
Common stock	336	279	61	(G)	397
			(279	)(I)
Paid in capital in excess of par value	731,069	366,962	208,277	(H)	939,346
			(366,962	)(I)
Deferred compensation	(4,345)	—	—		(4,345)
Accumulated other comprehensive loss	—	(5,871)	—		(5,871)
Accumulated distributions and deficit	—	(156,527)	(11,117	)(D)	—
			167,644	(I)
Accumulated deficit	(78,425)	—	—		(78,425)

	648,635	204,843	(2,376)		851,102

	$1,424,240	$595,529	$7,624		$2,027,393

Pan Pacific Retail Properties, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Income

Year Ended December 31, 2002

(In thousands, except share data)

	Pan Pacific Retail Properties, Inc. Historical	Center Trust Historical	Pro Forma Merger Adjustments		Pan Pacific Pro Forma

REVENUE:
Base rent	$148,135	$64,398	$—		$212,533
Percentage rent	2,109	1,450	—		3,559
Recoveries from tenants	36,552	22,753	—		59,305
Income from unconsolidated entities	154	—	—		154
Other	6,043	7,235	—		13,278

	192,993	95,836	—		288,829

EXPENSES:
Property operating and property taxes	39,817	34,527	—		74,344
Depreciation and amortization	30,763	20,331	(10,145	)(J)	33,528
			(7,421	)(K)
Interest	45,926	25,093	(2,924	)(L)	66,803
			(1,292	)(M)
General and administrative	9,426	5,160	(1,238	)(N)	13,348
Transactional/reorganization costs	—	2,031	(2,031	)(O)	—
Other	352	—	—		352

	126,284	87,142	(25,051)		188,375

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS, GAIN ON SALE OF REAL ESTATE AND DISCONTINUED OPERATIONS	66,709	8,694	25,051		100,454
Minority interests	(1,457)	(588)	—		(2,045)
Gain on sale of real estate	—	1,508	—		1,508
Discontinued operations	12,400	944	—		13,344

NET INCOME	$77,652	$10,558	$25,051		$113,261

Basic earnings per share:
Income from continuing operations	$1.95	$0.29			$2.53	(P)
Discontinued operations	$0.37	$0.09			$0.34	(P)
Net income	$2.32	$0.38			$2.87	(P)

Diluted earnings per share:
Income from continuing operations	$1.94	$0.29			$2.49	(Q)
Discontinued operations	$0.36	$0.09			$0.33	(Q)
Net income	$2.30	$0.38			$2.82	(Q)

Basic weighted average shares outstanding	33,409,469	27,826,529			39,494,097	(P)

Diluted weighted average shares outstanding	34,431,113	29,185,371			40,800,003	(Q)

PAN PACIFIC RETAIL PROPERTIES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except exchange ratio, share price and par value)

1. Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet

The pro forma adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2002 are as follows:

(A)	Represents adjustments to record the merger in accordance with the purchase method of accounting based upon the assumed purchase price of $225,429, assuming a market value of $34.24 per share for Pan Pacific common stock (the price on the date the merger agreement was entered into) plus assumption of Center Trusts’ liabilities as follows:

Shares of Center Trusts’ common stock and subsidiary units issued and outstanding at December 31, 2002	29,215
Exchange ratio	0.218

Pan Pacific common stock and subsidiary units issued in merger	6,369
Pan Pacific share price	$34.24

Value of Pan Pacific’s common shares and subsidiary units issued in merger	$218,075
Pan Pacific estimated merger costs (see calculation below)	7,354

Total costs	225,429

Assumption of Center Trusts’ liabilities:
Draw on Pan Pacific’s unsecured credit facility to repay Center Trusts’ line of credit (see also Notes D and E)	114,638
Notes payable	244,687
Other liabilities	16,772

Value to be allocated to assets	$601,526

The following is a calculation of Pan Pacific’s estimated fees and other expenses related to the merger:

Advisory fees	$4,600
Legal and accounting fees	1,375
Debt assumption fees resulting from the merger	1,029
Other, including printing, filing and transfer costs	350

Total Pan Pacific estimated merger costs	$7,354

Pan Pacific estimated merger costs to be allocated to net assets (see above)	$7,354
Increase in accounts payable, accrued expenses and other liabilities	$7,354

(B)	Represents the estimated increase in Center Trusts’ operating properties, net based upon Pan Pacific’s purchase price as follows:

Value to be allocated to assets (see Note A)	$601,526
Less historical bases of Center Trusts’ assets acquired:
Operating properties, net	(544,071)
Other assets (inclusive of Note C)	(21,618)
Adjustment to step-up to fair value minority interests share of operating properties	134

Step-up to record fair value of Center Trusts’ operating properties	$35,971

(C)	Decrease due to the elimination of Center Trusts’ deferred rent receivable, deferred leasing costs and deferred financing costs as a result of the merger:

	Deferred rent receivable	$(4,164)
	Deferred leasing costs	$(11,578)
	Deferred financing costs	$(4,078)

(D)	Reduce Center Trusts’ cash and increase Center Trusts’ line of credit to reflect payment of Center Trusts’ estimated fees and other expenses related to the merger:

	Cash	$(8,527)
	Line of credit payable (see also Note M)	$2,590
	Accumulated distributions and deficit	$(11,117)

(E)	Reduce Center Trusts’ line of credit and increase Pan Pacific’s line of credit to reflect the payoff as a result of the merger

	Line of credit payable	$(114,638)
	Line of credit payable	$114,638

(F)	Adjust operating partnership minority interests to fair value to reflect the subsidiary units issued as a result of the merger
		$(78)
(G)

Increase in shares of common stock resulting from the issuance of an additional 6,085 shares of Pan Pacific common stock, par value $0.01 per share, in exchange for 27,911 shares of Center Trust common stock, par value $0.01 per share, as follows:

	Shares of Pan Pacific common stock issued in merger	6,085
	Multiplied by Pan Pacific’s par value per share of common stock	$0.01

	Par value of Pan Pacific common stock issued in merger	$61

(H)	Increase paid in capital in excess of par value to reflect issuance of Pan Pacific common shares as a result of the merger	$208,277

(I)	Eliminate Center Trusts’ common stock, paid in capital in excess of par value and accumulated distributions and deficit as a result of the merger:

	Common stock	$(279)
	Paid in capital in excess of par value	$(366,962)
	Accumulated distributions and deficit (see also Note D)	$167,644

2. Adjustments to the Unaudited Pro Forma Condensed Consolidated Statements of Income

The pro forma adjustments to the Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2002 are as follows:

		Year Ended December 31, 2002

(J)	Decrease in depreciation expense related to real estate. The net decrease is a result of the fair value step-up of Center Trusts’ real estate assets (see Note B) and the change in Center Trusts’ estimated useful lives of depreciable assets to conform to the useful lives used by Pan Pacific for similar assets. Pro forma depreciation was computed on a straight-line basis over the estimated useful lives of the related assets. The estimated useful lives of buildings, and furniture, fixtures and equipment are 40 years and 5 years, respectively	$(10,145)

(K)	Decrease in amortization expense due to the elimination of certain Center Trusts’ assets as a result of the merger	$(7,421)

(L)	Decrease in interest expense due to the elimination of the amortization of Center Trusts’ deferred financing costs as a result of the merger	$(2,924)

(M)	Decrease in interest expense due to the elimination of interest expense for Center Trusts’ line of credit net of assumed borrowings on Pan Pacific’s line of credit as a result of the merger (Pan Pacific financed a portion of its borrowing in December 2002 by issuing investment grade senior notes. Pan Pacific issued senior notes in an aggregate principal amount of $100,000,000 at an interest rate of 6.125% with a maturity of 10 years, therefore, the pro forma interest savings in Note M would be offset by an annual amount of approximately $3,155)	$(1,292)

(N)	Decrease due to elimination of senior executive officer and Board compensation as a result of merger related terminations	$(1,238)

(O)	Elimination of transactional/reorganizational costs as a result of the merger	$(2,031)

(P)	Pro forma basic earnings per share and pro forma basic weighted average shares outstanding are presented as if the 6,085 shares of Pan Pacific common stock were issued on January 1, 2002.

(Q)

Pro forma diluted earnings per share and pro forma diluted weighted average shares outstanding are presented as if the 6,369 shares of Pan Pacific common stock and subsidiary units were issued on January 1, 2002. The numerator used in the diluted earnings per share calculation is net income adjusted for the minority interest subsidiary unit holders’ share of net income.

PROPERTY SUMMARY

The following table provides certain summary information regarding our properties and tenants.

Page: 1

Property Summary

3/28/2003

Property and Location	Year Completed /Renovated	Company Owned (Sq. Ft.)	Tenant Owned (Sq. Ft.)	Total (Sq. Ft.)	% Leased as of 3/28/2003 (4)	Total # Tenants 3/28/2003 (4)	Annual Base Rent (1)	Ann. Base Rent/Leased (3)	Major Retailers

NORTHERN CALIFORNIA

Angels Camp TownCenter Angels Camp, CA	1986	76,123	3,000	79,123	96.3	11	590,849	8.06	Save Mart Supermarket, Rite Aid

Blossom Valley Plaza Turlock, CA	1988	111,612	0	111,612	100.0	21	1,258,012	11.27	Raley’s Supermarket, Jo-Ann Fabrics & Crafts

Brookvale Shopping Center Fremont, CA	1968 1989	131,242	0	131,242	100.0	19	1,452,379	11.07	Albertson’s Supermarket, Long’s Drugs

Cable Park Sacramento, CA	1987	160,811	0	160,811	99.2	33	1,435,930	9.00	Albertson’s Supermarket, Long’s Drugs

Canal Farms Los Banos, CA	1987	110,535	0	110,535	100.0	18	988,553	8.94	Save Mart Supermarket, Rite Aid

Century Center Modesto, CA	1979	214,772	0	214,772	97.1	33	1,780,532	8.54	Raley’s Supermarket, Gottschalks

Chico Crossroads Chico, CA	1988 1994	267,735	0	267,735	100.0	18	2,157,097	8.06	Food 4 Less Supermarket

Cobblestone Redding, CA	1984	122,091	0	122,091	96.8	28	1,070,194	9.06	Raley’s Supermarket

Commonwealth Square Folsom, CA	1987	141,310	0	141,310	100.0	45	2,153,199	15.24	Raley’s Supermarket

Country Gables Shopping Center Granite Bay, CA	1993	140,184	0	140,184	100.0	37	1,697,192	12.11	Raley’s Supermarket

Creekside Center Hayward, CA	1968	80,911	0	80,911	100.0	18	876,685	10.84	Albertson’s Supermarket, Big Lots

Currier Square Oroville, CA	1989	130,963	0	130,963	98.9	15	1,030,046	7.95	Raley’s Supermarket

Dublin Retail Center Dublin, CA	1980	154,728	0	154,728	100.0	7	1,653,539	10.69	Orchard Supply, Marshall’s, Ross Dress for Less, Michael’s Arts & Crafts

Eastridge Plaza Porterville, CA	1985	81,010	0	81,010	98.7	14	556,150	6.96	Save Mart Supermarket (5), Rite Aid (5)

Elverta Crossing Sacramento, CA	1991	119,998	0	119,998	99.0	25	1,457,089	12.27	Food 4 Less Supermarket,Rite Aid, Factory 2 U

Fairmont Shopping Center Pacifica, CA	1988	104,281	0	104,281	100.0	30	1,444,928	13.86	Albertson’s Supermarket, Rite Aid

Page: 2

Property Summary

3/28/2003

Property and Location	Year Completed /Renovated	Company Owned (Sq. Ft.)	Tenant Owned (Sq. Ft.)	Total (Sq. Ft.)	% Leased as of 3/28/2003 (4)	Total # Tenants 3/28/2003 (4)	Annual Base Rent (1)	Ann. Base Rent/Leased (3)	Major Retailers

Fashion Faire Place San Leandro, CA	1987	95,255	0	95,255	100.0	17	1,452,638	15.25	Pure Foods Supermarket, Ross Dress for Less, Michael’s Arts & Crafts

Glen Cove Center Vallejo, CA	1990	66,000	0	66,000	100.0	11	887,510	13.45	Safeway Supermarket & Drug

Glenbrook Shopping Center Sacramento, CA	1990	69,340	0	69,340	89.7	16	683,079	10.98	Big Lots

Heritage Park Shopping Center Suisun City, CA	1989	162,999	0	162,999	97.9	35	1,702,508	10.67	Raley’s Supermarket

Heritage Place Tulare, CA	1986	119,412	0	119,412	98.0	21	1,076,510	9.20	Save Mart Supermarket, Rite Aid

Kmart Center Sacramento, CA	1966 1983	132,630	0	132,630	98.9	16	762,901	5.82	K-Mart, Big Lots

Laguna 99 Plaza Elk Grove, CA	1992	89,600	116,200	205,800	100.0	24	1,553,498	17.34	Safeway Supermarket (6), Wal-Mart (2)

Laguna Village Sacramento, CA	1996	117,703	0	117,703	99.0	18	2,054,665	17.64	United Artists Theatres, 24 Hour Fitness

Lakewood Shopping Center Windsor, CA	1988	107,769	0	107,769	100.0	28	1,167,837	10.84	Raley’s Supermarket, U.S. Post Office

Lakewood Village Windsor, CA	1992	127,237	0	127,237	98.5	38	2,006,298	16.01	Safeway Supermarket, Long’s Drugs

Manteca Marketplace Manteca, CA	1972 1988	172,435	0	172,435	100.0	27	1,893,667	10.98	Save Mart Supermarket, Rite Aid, Stadium 10 Cinemas, Ben Franklin Crafts

Mineral King Visalia, CA	1983 1983	39,060	76,276	115,336	88.7	15	566,585	16.35	Vons Supermarket (2), Longs Drugs (2)

Mission Ridge Plaza Manteca, CA	1992	96,657	99,641	196,298	100.0	16	1,400,103	14.49	Safeway Supermarket (6), Wal-Mart (2), Mervyn’s (2)

Monterey Plaza San Jose, CA	1990	183,180	49,500	232,680	100.0	31	2,855,203	15.59	Wal-Mart, Albertson’s Supermarket (2), Walgreens

Northridge Plaza Fair Oaks, CA	1990	98,625	0	98,625	100.0	21	834,377	8.46	Raley’s Supermarket

Park Place Vallejo, CA	1987	150,766	0	150,766	99.2	29	1,830,246	12.24	Raley’s Supermarket, 24 Hour Fitness

Page:  3

Property Summary

3/28/2003

Property and Location	Year Completed /Renovated	Company Owned (Sq. Ft.)	Tenant Owned (Sq. Ft.)	Total (Sq. Ft.)	% Leased as of 3/28/2003 (4)	Total # Tenants 3/28/2003 (4)	Annual Base Rent (1)	Ann. Base Rent/Leased (3)	Major Retailers

Pine Creek Shopping Center Grass Valley, CA	1988	213,035	0	213,035	98.6	36	2,345,148	11.16	Raley’s Supermarket, JC Penney

Plaza 580 Shopping Center Livermore, CA	1993	104,363	192,739	297,102	96.8	27	1,809,516	17.90	Target (2), Mervyn’s (2), Ross Dress for Less, Big 5 Sporting Goods

Rheem Valley Moraga, CA	1990 1990	163,975	0	163,975	94.4	61	2,029,679	13.11	Longs Drugs, T. J. Maxx

Shops at Lincoln School Modesto, CA	1988	81,443	0	81,443	94.5	16	755,607	9.82	Save Mart Supermarket

Sky Park Plaza Chico, CA	1985	176,182	4,642	180,824	100.0	29	1,667,461	9.46	Raley’s Supermarket, Ross Dress for Less, Jo-Ann Fabrics & Crafts

Southpointe Plaza Sacramento, CA	1982 1982	189,043	4,000	193,043	70.1	27	1,385,142	10.45	Seafood City Supermarket, Big 5 Sporting Goods

Ukiah Crossroads Ukiah, CA	1986	110,565	0	110,565	100.0	21	1,087,628	9.84	Raley’s Supermarket

Victorian Walk Fresno, CA	1990	102,581	0	102,581	96.6	21	889,233	8.97	Save Mart Supermarket, Rite Aid (5)

Westwood Village South Redding, CA	1981 1998	102,375	0	102,375	91.2	21	695,043	7.45	Holiday Supermarket, Rite Aid

Yreka Junction Yreka, CA	1984	127,148	0	127,148	100.0	19	1,119,499	8.80	Raley’s Supermarket, JC Penney

Region Total/Weighted Average		5,347,684	545,998	5,893,682	97.6	1,013	$58,113,954.51	$11.14

Page:  4

Property Summary

3/28/2003

Property and Location	Year Completed /Renovated	Company Owned (Sq. Ft.)	Tenant Owned (Sq. Ft.)	Total (Sq. Ft.)	% Leased as of 3/28/2003 (4)	Total # Tenants 3/28/2003 (4)	Annual Base Rent (1)	Ann. Base Rent/Leased (3)	Major Retailers

SOUTHERN CALIFORNIA

Arlington Courtyard Riverside, CA	1991	12,221	0	12,221	79.0	4	121,467	12.58

Bixby Hacienda Plaza Hacienda Heights, CA	1986	135,012	0	135,012	100.0	42	2,390,242	17.70	Albertson’s Supermarket, Washington Mutual

Brookhurst Center Anaheim, CA	1982	184,949	0	184,949	92.9	43	2,087,610	12.15	Ralph’s Supermarket, Rite Aid, Jo-Ann Fabrics & Crafts

Canyon Square Plaza Santa Clarita, CA	1988	96,727	7,472	104,199	98.7	30	1,282,331	13.44	Albertson’s Supermarket & Drug

Chino Town Square Chino, CA	1987	337,687	188,064	525,751	96.8	49	4,568,142	13.97	Wal-Mart (5), Ross Dress for Less, Target (2), Mervyns (2)

Country Fair Shopping Center Chino, CA	1992 1992	168,264	43,440	211,704	100.0	27	2,461,505	14.63	Albertson’s Supermarket, Rite Aid, Petsmart

Date Palm Center Cathedral City, CA	1987 1987	117,356	0	117,356	95.3	9	1,706,229	15.26	Sam’s Club

Del Norte Plaza Escondido, CA	1985	231,157	0	231,157	96.3	45	2,956,813	13.28	Von’s Supermarket, Sav-on Drugs, LA Fitness

El Camino North Oceanside, CA	1982 1982	372,276	126,500	498,776	91.8	55	4,979,406	14.57	Mervyn’s (2), Toys ‘R’ Us (2), Petco (2) Ross Dress for Less, Stein MartBarnes & Noble, Michael’s Arts & Crafts

Encinitas Marketplace Encinitas, CA	1981	118,265	0	118,265	100.0	26	1,616,064	13.66	Albertson’s Supermarket

Fire Mountain Oceanside, CA	1987 1987	92,378	0	92,378	93.9	19	2,150,139	24.78	Trader Joe’s Market, Aaron Bros., Lamps Plus

Fullerton Town Center Fullerton, CA	1987 1987	270,647	146,880	417,527	90.1	26	3,952,720	16.20	Costco (2), AMC Theatres, Toys ‘R’ Us, Office Depot

Gardena Gateway Center Gardena, CA	1990 1990	65,987	0	65,987	100.0	13	1,165,080	17.66	99 Ranch Market, Marukai Stores

Gordon Ranch Marketplace Chino Hills, CA	1991	114,573	0	114,573	93.5	38	1,859,261	17.35	Ralph’s Supermarket

Granary Square Valencia, CA	1982	143,333	0	143,333	98.1	31	2,247,847	15.98	Ralph’s Supermarket, Long’s Drugs

Kenneth Hahn Los Angeles, CA	1987 1987	165,195	0	165,195	87.9	30	1,478,984	10.19	Food 4 Less Supermarket, Rite Aid, Factory 2 U

Page: 5

Property Summary

3/28/2003

Property and Location	Year Completed /Renovated	Company Owned (Sq. Ft.)	Tenant Owned (Sq. Ft.)	Total (Sq. Ft.)	% Leased as of 3/28/2003 (4)	Total # Tenants 3/28/2003 (4)	Annual Base Rent (1)	Ann. Base Rent/Leased (3)	Major Retailers

La Verne Towne Center La Verne, CA	1986 1986	231,376	0	231,376	95.6	24	1,494,297	6.75	Von’s Supermarket, Target

Lakewood Plaza Bellflower, CA	1987 1989	113,511	0	113,511	100.0	11	1,392,900	12.27	Stater Bros. Supermarket, Staples

Larwin Square Shopping Center Tustin, CA	1977	210,936	0	210,936	94.9	58	2,650,805	13.25	Von’s Supermarket, Rite Aid, Jo-Ann Fabrics & Crafts, Big 5

Laurentian Center Ontario, CA	1988	97,131	0	97,131	88.5	22	1,138,924	13.24	Pep Boys, 24 Hour Fitness

Loma Square San Diego, CA	1980 1980	210,704	0	210,704	98.3	29	2,997,364	14.47	Henry’s Market, Sav-on Drugs, T.J. Maxx, Circuit City

Marina Village Huntington Beach, CA	1996	149,107	0	149,107	100.0	34	1,899,928	12.74	Von’s Supermarket, Sav-on Drugs

Melrose Village Plaza Vista, CA	1990	136,922	0	136,922	100.0	35	1,794,566	13.11	Albertson’s Supermarket, Sav-on Drugs

Mountain Square Upland, CA	1988 1988	273,167	0	273,167	94.4	25	3,235,209	12.55	Pavilions Supermarket, Home Depot, Staples, Factory 2 U

North County Plaza Carlsbad, CA	1987 1987	167,013	0	167,013	86.5	31	2,389,566	16.53	Marshall’s

Oceanside Town & Country Oceanside, CA	1971	88,414	0	88,414	82.1	16	203,730	2.81	Von’s Supermarket, Long’s Drugs Dollar Tree

Palmdale Center Palmdale, CA	1975	81,050	0	81,050	100.0	14	576,948	7.12	Smart & Final, Dollar Tree, Big Lots

Pavilions Place Huntington Beach, CA	1986	208,823	100,750	309,573	90.9	43	3,436,981	18.11	Pavilions Supermarket, Target (2), Easy Life Furniture

Rancho Las Palmas Rancho Mirage, CA	1980	165,156	10,815	175,971	94.2	39	2,265,509	14.55	Von’s Supermarket, Long’s Drugs

Sam’s Club Downey Downey, CA	1987 1988	114,722	0	114,722	100.0	2	860,366	7.50	Sam’s Club (5)

San Dimas Marketplace San Dimas, CA	1997	154,020	117,000	271,020	98.7	21	2,271,753	14.94	Trader Joe’s Market, Target (2), Ross Dress for Less, Office Max, Petco

Shops at Bakersfield Bakersfield, CA	1978 1978	14,115	0	14,115	45.4	5	54,941	8.56

Page: 6

Property Summary

3/28/2003

Property and Location	Year Completed /Renovated	Company Owned (Sq. Ft.)	Tenant Owned (Sq. Ft.)	Total (Sq. Ft.)	% Leased as of 3/28/2003 (4)	Total # Tenants 3/28/2003 (4)	Annual Base Rent (1)	Ann. Base Rent/Leased (3)	Major Retailers

Sycamore Plaza Anaheim, CA	1976	105,085	0	105,085	97.7	25	885,146	8.62	Stater Bros. Supermarket, Sav-on Drugs

Tustin Heights Shopping Center Tustin, CA	1983	131,518	0	131,518	100.0	21	1,738,042	13.22	Ralph’s Supermarket, Long’s Drugs, Michael’s Arts & Crafts

Vermont-Slauson Shopping Ctr Los Angeles, CA	1981 1981	169,744	0	169,744	100.0	19	1,150,121	6.78	Superior Supermarket, Sav-on Drugs, Kmart

Vineyard Village Ontario, CA	1992	45,075	0	45,075	100.0	4	403,181	8.94	Sears, Dunn Edwards Paints

Vineyards Marketplace Rancho Cucamonga, CA	1991 1991	56,019	64,918	120,937	98.2	21	862,692	15.68	Albertson’s Supermarket (2),

Region Total/Weighted Average		5,549,635	805,839	6,355,474	95.2	986	$70,726,804.19	$13.39

Page: 7

Property Summary

3/28/2003

Property and Location	Year Completed /Renovated	Company Owned (Sq. Ft.)	Tenant Owned (Sq. Ft.)	Total (Sq. Ft.)	% Leased as of 3/28/2003 (4)	Total # Tenants 3/28/2003 (4)	Annual Base Rent (1)	Ann. Base Rent/Leased(3)	Major Retailers

WASHINGTON

Auburn North Auburn, WA	1977 1999	171,032	0	171,032	100.0	25	1,393,755	8.15	Albertson’s Supermarket, Rite Aid, Office Depot, Craft Outlet

Blaine International Center Blaine, WA	1991	127,572	0	127,572	80.3	17	952,725	9.30	Cost Cutter Supermarket, Rite Aid

Canyon Ridge Plaza Kent, WA	1995	86,909	181,300	268,209	100.0	19	1,082,860	12.46	Target (2), Top Foods Supermarket (2), Ross Dress for Less

Claremont Village Plaza Everett, WA	1955 1994	88,770	0	88,770	93.4	15	1,200,588	14.49	QFC Supermarket & Drug

Frontier Village Shopping Ctr Lake Stevens, WA	1993 1993	187,783	0	187,783	99.2	26	2,633,924	14.14	Safeway Supermarket, Bartell Drugs GI Joes

Garrison Square Vancouver, WA	1989	69,790	0	69,790	100.0	15	726,379	10.41	Nature’s Supermarket, Hi School Pharmacy

Gateway Shopping Center Mill Creek, WA	1995	96,671	0	96,671	96.8	20	1,666,990	17.82	Safeway Supermarket

Olympia Square Olympia, WA	1988	168,209	0	168,209	98.1	37	2,090,809	12.67	Albertson’s Supermarket & Drug, Ross Dress for Less

Olympia West Center Olympia, WA	1980 1995	69,212	3,800	73,012	91.5	5	1,181,113	18.65	Barnes & Noble, Good Guys, Petco

Pacific Commons Spanaway, WA	1987	151,233	55,241	206,474	99.6	22	1,555,518	10.33	The Marketplace Supermarket, K-Mart (2)

Panther Lake Kent, WA	1989	69,090	44,237	113,327	100.0	22	899,059	13.01	Albertson’s Supermarket (2), Rite Aid

Silverdale Shopping Center Silverdale, WA	1990 1990	67,287	0	67,287	91.5	19	851,591	13.83	Ross Dress for Less

Sunset Square Bellingham, WA	1989	376,023	10,634	386,657	99.2	42	3,187,565	8.55	Cost Cutter Supermarket, K-Mart, Jo-Ann Fabrics & Crafts, Rite Aid, Office Max

Tacoma Central Tacoma, WA	1987 1994	156,916	165,519	322,435	100.0	22	2,005,796	12.78	Target (2), Top Food & Drug (2), Petsmart, Office Depot, TJ Maxx

Region Total/Weighted Average		1,886,497	460,731	2,347,228	97.1	306	$21,428,671.30	$11.69

Page: 8

Property Summary

3/28/2003

Property and Location	Year Completed /Renovated	Company Owned (Sq. Ft.)	Tenant Owned (Sq. Ft.)	Total (Sq. Ft.)	% Leased as of 3/28/2003 (4)	Total # Tenants 3/28/2003 (4)	Annual Base Rent (1)	Ann. Base Rent/Leased (3)	Major Retailers

OREGON

Albany Plaza Albany, OR	1977 1998	109,891	30,998	140,889	97.7	19	874,685	8.14	Albertson’s Supermarket, Rite Aid,

Bear Creek Plaza Medford, OR	1977 1998	183,850	0	183,850	96.8	26	1,372,423	7.71	Bi-Mart Drug, TJ Maxx, Big Lots, Factory 2 U

Canby Square Shopping Center Canby, OR	1993	115,701	0	115,701	97.6	12	1,086,346	9.62	Safeway Supermarket, Rite Aid, Factory 2 U

East Burnside Plaza Portland, OR	1999	38,363	0	38,363	100.0	7	618,918	16.13	QFC Supermarket

Gresham Town Fair Gresham, OR	1988 1988	265,765	0	265,765	96.5	38	2,515,134	9.81	Ross Dress for Less, Emporium, GI Joe’s, Craft Warehouse

Hermiston Plaza Hermiston, OR	1998	150,396	0	150,396	92.9	22	900,292	6.44	Safeway Supermarket & Drug, Big Lots, Dollar Tree

Hood River Shopping Center Hood River, OR	1967 1999	108,554	0	108,554	100.0	12	946,722	8.72	Rosauer’s Supermarket, Hi School Pharmacy

Medford Center Medford, OR	1959 1998	330,568	84,746	415,314	82.7	37	3,139,893	11.49	Cinemark Theatres, Sears, Rite Aid (2), Safeway (2), Circuit City, 24 Hour Fitness

Bear Creek Plaza Portland, OR	1977	183,850	0	183,850	96.8	26	1,372,423	7.71	Bi-Mart Drug, TJ Maxx, Big Lots,

Milwaukie Marketplace Milwaukie, OR	1989	185,859	10,323	196,182	97.8	28	1,685,453	9.27	Albertson’s Supermarket, Rite Aid, Jo-Ann Fabrics & Crafts, Factory 2 U

Oregon City Shopping Center Oregon City, OR	1999	246,855	0	246,855	96.1	37	2,011,475	8.48	Emporium, Rite Aid, Fisherman’s Marine Supply, Michael’s Arts & Crafts

Oregon Trail Center Gresham, OR	1977 1999	208,316	0	208,316	99.2	31	2,125,186	10.29	Nature’s Supermarket, Office Depot, Big 5 Sporting Goods, Big Lots, Michael’s Arts & Crafts

Pioneer Plaza Springfield, OR	1988	96,027	4,294	100,321	98.2	21	933,701	9.90	Safeway Supermarket & Drug

Powell Valley Junction Gresham, OR	1990	107,583	0	107,583	92.4	6	864,056	8.69	Food 4 Less Supermarket, Cascade Athletic Club

Powell Villa Portland, OR	1997	61,884	0	61,884	100.0	10	797,595	12.89	Ace Hardware, State of Oregon

Rockwood Plaza Gresham, OR	2000	92,872	0	92,872	96.5	15	770,958	8.60	Dollar Tree

Page:  9

Property Summary

3/28/2003

Property and Location	Year Completed /Renovated	Company Owned (Sq. Ft.)	Tenant Owned (Sq. Ft.)	Total (Sq. Ft.)	% Leased as of 3/28/2003 (4)	Total # Tenants 3/28/2003 (4)	Annual Base Rent (1)	Ann. Base Rent/Leased (3)	Major Retailers

Sandy Marketplace Sandy, OR	1985	101,438	0	101,438	100.0	21	978,429	9.65	Danielson’s Supermarket, Hi School Pharmacy, Factory 2 U

Southgate Shopping Center Milwaukie, OR	1986	50,862	0	50,862	100.0	10	661,430	13.00	Office Max

Sunset Esplanade Hillsboro, OR	1989	256,034	101,909	357,943	99.7	44	2,972,758	11.65	Safeway Supermarket, Target (2), Petco, Factory 2 U, Jo-Ann Fabrics & Crafts

Sunset Mall Portland, OR	1997	115,635	2,500	118,135	97.3	28	1,235,188	10.98	Safeway Supermarket & Drug

Tanasbourne Village Hillsboro, OR	1990	210,992	1,209	212,201	100.0	41	3,167,945	15.01	Safeway Supermarket, Rite Aid

Region Total/Weighted Average		3,150,200	235,979	3,386,179	96.0	482	$30,962,563.84	$10.24

Page: 10

Property Summary

3/28/2003

Property and Location	Year Completed /Renovated	Company Owned (Sq. Ft.)	Tenant Owned (Sq. Ft.)	Total (Sq. Ft.)	% Leased as of 3/28/2003 (4)	Total # Tenants 3/28/2003 (4)	Annual Base Rent (1)	Ann. Base Rent/Leased (3)	Major Retailers

NEVADA

Caughlin Ranch Reno, NV	1990 1991	113,488	0	113,488	96.5	26	1,508,577	13.78	Scolari’s Supermarket

Cheyenne Commons Las Vegas, NV	1992	362,758	0	362,758	98.7	45	4,601,335	12.85	Wal-Mart, 24 Hour Fitness, Marshall’s, Ross Dress for Less, Consign & Design

Decatur Meadows Las Vegas, NV	1979	111,245	0	111,245	93.0	12	966,201	9.34	Von’s Supermarket, Factory 2 U, Cort Furniture Rental

Eagle Station Carson City, NV	1982 1994	114,258	60,000	174,258	92.5	24	1,023,532	9.68	Raley’s Supermarket, Mervyn’s (2),

Elko Junction Shopping Center Elko, NV	1996 1997	170,812	0	170,812	93.3	16	1,549,833	9.72	Raley’s Supermarket, Builder’s Mart

Green Valley Town & Country Henderson, NV	1990	130,722	0	130,722	93.8	34	1,886,212	15.38	Albertson’s/Sav-On Superstore

Mira Loma Center Reno, NV	1985	96,907	0	96,907	98.6	18	1,014,717	10.62	Scolari’s Supermarket, Long’s Drugs, Dollar Tree

Rainbow Promenade Las Vegas, NV	1995 1997	228,279	0	228,279	99.3	25	3,275,007	14.45	United Artists Theatres, Barnes & Noble, Linens “NThings, Office Max, Cost Plus

Sahara Pavilion North Las Vegas, NV	1989	333,679	0	333,679	95.5	63	4,430,542	13.90	Von’s Supermarket, T.J. Maxx,Shepler’s, Borders Books,Gold’s Gym, Floors N More

Sahara Pavilion South Las Vegas, NV	1990	160,682	0	160,682	92.8	24	2,217,781	14.87	Sports Authority, Office Max, Michael’s Arts & Crafts

West Town Winnemucca, NV	1978 1991	65,424	0	65,424	96.3	1	433,500	6.88	Raley’s Supermarket

Winterwood Pavilion Las Vegas, NV	1990	144,653	0	144,653	90.9	24	1,333,218	10.13	Von’s Supermarket & Drug, Aaron Rents

Region Total/Weighted Average		2,032,907	60,000	2,092,907	95.6	312	$24,240,455.06	$12.47

Page:  11

Property Summary

3/28/2003

Property and Location	Year Completed /Renovated	Company Owned (Sq. Ft.)	Tenant Owned (Sq. Ft.)	Total (Sq. Ft.)	% Leased as of 3/28/2003 (4)	Total # Tenants 3/28/2003 (4)	Annual Base Rent (1)	Ann. Base Rent/Leased (3)	Major Retailers

ARIZONA

Kmart Phoenix Phoenix, AZ	1990 1990	104,204	0	104,204	0.0	0	0	0.00

Kyrene Village Chandler, AZ	1987 1987	161,174	0	161,174	96.6	28	1,325,217	8.51	Basha’s Supermarket, Kyrene Lanes

North Mountain Village Phoenix, AZ	1985 1985	94,379	53,131	147,510	96.6	25	1,013,278	11.11	Fry’s Supermarket (2), T. J. Maxx

Randolph Plaza Tucson, AZ	1972 1972	179,382	12,303	191,685	88.8	22	1,195,812	7.51	Fry’s Supermarket, Big Lots

Southern Palms Center Tempe, AZ	1980 1980	255,103	0	255,103	76.1	31	2,130,919	10.97	Food 4 Less Supermarket, Staples

Region Total/Weighted Average		794,242	65,434	859,676	75.6	106	$5,665,226.23	$9.44

Page: 12

Property Summary

3/28/2003

Property and Location	Year Completed /Renovated	Company Owned (Sq. Ft.)	Tenant Owned (Sq. Ft.)	Total (Sq. Ft.)	% Leased as of 3/28/2003 (4)	Total # Tenants 3/28/2003 (4)	Annual Base Rent (1)	Ann. Base Rent/Leased (3)	Major Retailers

OTHER

Country Club Center Albuquerque, NM	1988 1998	57,631	63,000	120,631	58.4	15	413,511	12.29	Raley’s Supermarket (2)

Maysville Marketsquare Maysville, KY	1991 1993	126,507	89,612	216,119	97.2	18	912,622	7.43	Wal-Mart (2), Kroger Supermarket, JC Penney

Memphis Retail Center Memphis, TN	1990	51,542	40,000	91,542	78.8	10	394,790	9.72	Hancock Fabrics, Family Dollar

Region Total/Weighted Average		235,680	192,612	428,292	83.7	43	$1,720,922.64	$8.73

Portfolio Total/Weighted Average		18,996,845	2,366,593	21,363,438	95.3	3,248	$212,858,597.77	$11.76

(1)	Annualized base rent for all leases in place at March 28, 2003 is calculated as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12.
(2)	These retailers own their own space and are not tenants of the company.
(3)	Annualized base rent divided by the owned GLA leased at March 28, 2003.
(4)	Percent leased and total number of tenants includes month to month leases.
(5)	Tenant is dark.
(6)	Tenant is Pak ‘N’ Save, a division of Safeway.

19

Item 7(c). Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pan Pacific Retail Properties, Inc.

Date: April 8, 2003	By:	/s/ JOSEPH B. TYSON
	Name:	Joseph B. Tyson
	Title:	Chief Financial Officer and Secretary